UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Airgas, Inc.

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Airgas Employee Frequently Asked Questions	May 17, 2010

1.	What is the latest development? What has Air Products announced?

On May 13, Air Products submitted a slate of three director nominees for election at the 2010 Annual Meeting, which will be held by mid-September. Air Products also announced that it intends to set forth several stockholder proposals at the Annual Meeting.

2.	How did Airgas respond?

Airgas responded with a press release commenting on the Air Products announcement, which you can review at http://investor.shareholder.com/arg/releasedetail.cfm?ReleaseID=469624. Airgas believes that Air Products’ interests are diametrically opposed to those of Airgas stockholders and that Air Products chose its candidates and proposals precisely to help advance its goal of acquiring Airgas at the cheapest possible price.

3.	How many Airgas directors are up for reelection at the 2010 Annual Meeting? Which ones?

Three Airgas directors are up for reelection at this year’s Annual Meeting.

The Board’s nominees have not yet been named; however, the terms of W. Thacher Brown, Peter McCausland and Richard C. Ill expire this year. All three are longstanding members of the Board of Directors, and we believe that the Board has an outstanding track record of creating stockholder value.

4.	Has the Company’s annual meeting been scheduled? If so, for when? What is the record date?

The date for the Annual Meeting has not been set. The meeting is expected to be held on or before September 17, 2010.

5.	What is a proxy (or proxy card)?

A proxy is a written authorization given by a stockholder that allows someone else, such as the company’s management or another stockholder, to cast his/her vote at a stockholder meeting. In other words, a proxy is the authority to vote shares. Stockholders generally provide a proxy by filling in, signing, dating, and returning a proxy card. In this situation, both Airgas and Air Products will provide stockholders with individual, separate proxy cards, each with its own color.

When signed, this proxy card becomes a ballot by which a stockholder can transmit its votes on corporate matters without attending the stockholders meeting in person. It is also possible to provide a proxy by visiting a specified internet voting web site or by telephone. Instructions on how to vote will be provided in Airgas’ proxy statement.

The proxy card usually includes boxes for the stockholder to indicate how they want their shares voted. When someone asks for your proxy, they are generally asking you to grant them authority to vote your shares.

In the proxy voting process, Airgas will be using the WHITE proxy card to solicit votes for its nominees.

6.	What is a proxy fight or a proxy contest?

A proxy fight (sometimes called a proxy contest) is an effort by a third party to win stockholder votes in an election of the corporation’s directors or the vote on a proposal submitted to the stockholders. Typically, the vote is held at a meeting of the stockholders and is a contest between the company and the third party. Stockholders may vote either in person at the stockholders meeting or by proxy. A validly executed proxy permits an eligible voter to vote without being present at the actual meeting.

7.	What should I say to customers, business partners and other stakeholders?

You should assure all of our company’s stakeholders that it is business as usual at Airgas. Our Board and management team remain as focused as ever on achieving our business objectives. You can also refer them to our website for our press releases and other materials.

8.	Is there anything employees can do to help?

Yes. Airgas’ impressive financial and operational achievements are the result of your continued hard work and dedication. We’re counting on you — the best team in the business — to stay focused and to continue helping us deliver strong returns for our stakeholders.

9.	Where can I get more information?

We will do our best to keep you updated throughout this process. You should also feel free to speak with your manager and to review the materials related to the unsolicited tender offer from Air Products that are available on www.airgas.com.

ADDITIONAL INFORMATION

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. In response to the tender offer commenced by Air Products Distribution, Inc., a wholly owned subsidiary of Air Products and Chemicals, Inc., Airgas has filed a solicitation/recommendation statement on Schedule 14D-9 with the U.S. Securities and Exchange Commission (“SEC”). INVESTORS AND SECURITY HOLDERS OF AIRGAS ARE URGED TO READ THESE AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by Airgas through the web site maintained by the SEC at http://www.sec.gov.

In addition, Airgas may file a proxy statement with the SEC. Any definitive proxy statement will be mailed to stockholders of Airgas. INVESTORS AND SECURITY HOLDERS OF AIRGAS ARE URGED TO READ THESE AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of these documents (when available) and other documents filed with the SEC by Airgas through the web site maintained by the SEC at http://www.sec.gov. Also, materials related to Air Products’ Unsolicited Proposals are available in the “Investor Information” section of the Company’s website at www.airgas.com, or through the following web address: http://investor.shareholder.com/arg/airgascontent.cfm.

CERTAIN INFORMATION REGARDING PARTICIPANTS

Airgas and certain of its directors and executive officers may be deemed to be participants under the rules of the SEC. Security holders may obtain information regarding the names, affiliations and interests of Airgas’ directors and executive officers in Airgas’ Annual Report on Form 10-K for the year ended March 31, 2009, which was filed with the SEC on June 1, 2009, and its proxy statement for the 2009 Annual Meeting, which was filed with the SEC on July 13, 2009. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants in any proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in any proxy statement and other relevant materials to be filed with the SEC if and when they become available.

FORWARD-LOOKING STATEMENTS

This communication contains statements that are forward looking. Forward-looking statements include the statements identified as forward-looking in the Company’s press release announcing its quarterly earnings, as well as any statement that is not based on historical fact, including statements containing the words “believes,” “may,” “plans,” “will,” “could,” “should,” “estimates,” “continues,” “anticipates,” “intends,” “expects” and similar expressions. All forward-looking statements are based on current expectations regarding important risk factors and should not be regarded as a representation by us or any other person that the results expressed therein will be achieved. Airgas assumes no obligation to revise or update any forward-looking statements for any reason, except as required by law. Important factors that could cause actual results to differ materially from those contained in any forward-looking statement include the factors identified in the Company’s press release announcing its quarterly earnings, as well as other factors described in the Company’s reports, including its March 31, 2009 Form 10-K, subsequent Forms 10-Q, and other forms filed by the Company with the Securities and Exchange Commission. The Company notes that forward-looking statements made in connection with a tender offer are not subject to the safe harbors created by the Private Securities Litigation Reform Act of 1995. The Company is not waiving any other defenses that may be available under applicable law.